Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Carnival Corporation, a company incorporated under the laws of the Republic of Panama, and Carnival plc, a company organized and existing under the laws of England and Wales, do and each of them does, hereby constitute and appoint Micky Arison, Howard S. Frank, Gerald R. Cahill and Arnaldo Perez, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Carnival Corporation and Carnival plc joint Annual Report on Form 10-K ("Form 10-K") for the year ended November 30, 2005 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 23rd day of December 2005.

CARNIVAL CORPORATION                        CARNIVAL PLC


/s/ Richard G. Capen, Jr.           /s/ Richard G. Capen, Jr.
---------------------------         --------------------------
Richard G. Capen, Jr.               Richard G. Capen, Jr.
Director                            Director


/s/ Robert H. Dickinson             /s/ Robert H. Dickinson
---------------------------         --------------------------
Robert H. Dickinson                 Robert H. Dickinson
Director                            Director


/s/ Arnold W. Donald                /s/ Arnold W. Donald
---------------------------         --------------------------
Arnold W. Donald                    Arnold W. Donald
Director                            Director


/s/ Pier Luigi Foschi               /s/ Pier Luigi Foschi
---------------------------         --------------------------
Pier Luigi Foschi                   Pier Luigi Foschi
Director                            Director


/s/ Richard J. Glasier              /s/  Richard J. Glasier
---------------------------         --------------------------
Richard J. Glasier                  Richard J. Glasier
Director                            Director


/s/ Baroness Sarah Hogg             /s/ Baroness Sarah Hogg
---------------------------         --------------------------
Baroness Sarah Hogg                 Baroness Sarah Hogg
Director                            Director


/s/ A. Kirk Lanterman               /s/ A. Kirk Lanterman
---------------------------         --------------------------
A. Kirk Lanterman                   A. Kirk Lanterman
Director                            Director

/s/ Dr. Modesto A. Maidique         /s/ Dr. Modesto A. Maidique
---------------------------         ---------------------------
Dr. Modesto A. Maidique             Dr. Modesto A. Maidique
Director                            Director


/s/ Sir John Parker                 /s/ Sir John Parker
---------------------------         --------------------------
Sir John Parker                     Sir John Parker
Director                            Director


/s/ Peter G. Ratcliffe              /s/ Peter G. Ratcliffe
---------------------------         ----------------------------
Peter G. Ratcliffe                  Peter G. Ratcliffe
Director                            Director


/s/ Stuart Subotnick                /s/ Stuart Subotnick
---------------------------         --------------------------
Stuart Subotnick                    Stuart Subotnick
Director                            Director


/s/ Uzi Zucker                      /s/ Uzi Zucker
---------------------------         ----------------------------
Uzi Zucker                          Uzi Zucker
Managing Director                   Managing Director